UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 1, 2010
CPEX Pharmaceuticals, Inc.

 (Exact name of registrant as specified in its charter)
DELAWARE

(State or other jurisdiction of incorporation)

1-33895	26-1172076

(Commission file number)	(IRS Employer Identification Number)
2 Holland Way, Exeter, New Hampshire 03833

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (603) 658-6100

N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     CPEX Pharmaceuticals, Inc. announced today the appointment of Nils Bergenhem, Ph.D., as its new Chief Scientific Officer, effective February 1, 2010. Dr. Bergenhem will succeed Fred Feldman, Ph.D., who is retiring after a 35-year career in research and drug development. Dr. Feldman has served as the Chief Science Officer of CPEX since its spin-off from Bentley Pharmaceuticals, Inc. in 2008. Dr. Feldman will work with Dr. Bergenhem and CPEX for an interim period to ensure a smooth transition.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPEX PHARMACEUTICALS, INC. Registrant
By:	/s/ Robert P. Hebert
Robert P. Hebert
Vice President and Chief Financial Officer

Dated: February 3, 2010

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